                                                                   EXHIBIT 10.19
                                  DOCENT, INC.

                               LICENSE AGREEMENT


This License Agreement ("Agreement") is made and entered into effective as of the ____day of _____, 1999 ("Effective Date"), by and between Docent, Inc., a Delaware corporation having a place of business at 2444 Charleston Road, Mountain View, CA 94043-1622 ("DI") and Wunderman Cato Johnson, a division of Young & Rubican L.P. having a place of business at 675 Avenue of the Americas, New York, New York ("Customer"). The capitalized terms found in this Agreement shall have the meanings ascribed to them in Exhibit A hereto ("Definitions") unless otherwise set forth herein.

                                   RECITALS

   Whereas:

   A.  DI has created and manufactured the Software.

   B. Customer and DI have entered into a Professional Services Agreement of even date herewith pursuant to which DI will analyze Customer's existing training materials and design and develop a web-based training system using the Software; (the "Professional Services Agreement");

   C. Customer desires to license the Software or the components thereof to develop courses and/or assessments that are intended to be used by Customer's employees or affiliates; and

   D. DI desires to license to Customer and Customer desires to license from DI the Software or the components thereof according to the terms and conditions set forth herein;

       Now, Therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                          TERMS AND CONDITIONS OF USE

1. License. Subject to the terms and conditions of this Agreement, DI grants to Customer a ##### (except as expressly provided herein) license to use the Software and all Updates and Upgrades provided to Customer by DI hereunder, in Executable Code format only, to design, create and display course content and assessment, to publish such course content internally on Customer's internal network or intranet for use by Customer's licensed End Users during the term of this Agreement, to use the Software for its internal training and assessment purposes and to permit its licensed End Users to access and use the Software solely in connection with Customer's internal training and assessment programs and purposes permitted hereby.

2. License Restrictions. Customer agrees not to do any of the following: (a) copy the Software, except as specifically described in this Agreement; (b) translate the Software; (c)


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                       1.

merge the Software with another program or modify the Software, except as may be specifically described in the Documentation; (d) reverse-engineer, disassemble, decompile, or make any attempt to discover the source code of the Software except as otherwise specifically permitted under applicable law; (e) sublicense, rent, or lease any portion of the Software; or (f) use the Software for any purposes other than those set forth in Section 1 above.

3. Reserved Rights. DI reserves the right to include, without further notice, means within the Software to limit Customer's use of the Software to the licensed number of users or to the Software's licensed uses as described in
Section 1 above. In addition, DI reserves the right to audit Customer's deployment and use of the Software solely for compliance with the terms of this license at any time during Customer's normal business hours while accompanied by an officer or other authorized representative of Customer, upon five (5) days prior notice. DI agrees that any confidential marketing or customer information of Customer that is disclosed to or accessed by DI or its auditor during the course of such audits will be safe-guarded by DI and such auditor in accordance with DI's obligations of confidentiality under the Professional Services Agreement between DI and Customer of even date herewith, and DI shall require each such auditor to sign a statement agreeing to be so bound in a form substantially similar to the form attached hereto as Exhibit B. DI shall be entitled (but not obligated) to conduct only one such audit in each twelve (12) month period during the term of this Agreement and for one year thereafter; provided, however, in the event that any such audit reveals a material breach of the terms of this Agreement, then, in addition to such other remedies as may be available to DI at law and in equity, DI shall be entitled (but not obligated) to conduct quarterly audits until either six (6) consecutive months without further breach have passed or this Agreement is terminated in accordance with the provisions of Section 7 hereof.

4. License Fees. Customer will pay to DI the license fees set forth in Exhibit C (the "License Fees") for the total number of End-Users (concurrent or otherwise) of the Software set forth in Exhibit C. Licenses to End Users shall be granted and DI shall invoice payment for the License Fees in accordance with the schedule set forth in Exhibit C. Such payments shall be due thirty (30) days after Customer receives an invoice from DI. The License Fees exclude all applicable sales, use and other taxes and all applicable export or import fees, customs duties, and similar charges ("Taxes"), and Customer will be responsible for payment of all such Taxes. If Customer chooses to transfer the Software to an alternative platform already supported by DI, no additional fee, other than a nominal fee for additional media (if required), shall be due under this Agreement provided that Customer ceases all use of the Software on the predecessor platform.

5. Ownership. DI retains all right, title and interest in the Software, which is protected by United States and international copyright laws and international treaty provisions. DI reserves all rights not expressly granted to Customer in this Agreement, and the license granted to Customer herein shall in no event be construed as conferring a license to, or rights in, any DI trademark or patent.

6. Support. Software maintenance and technical support is sold separately as "Annual Maintenance" pursuant to the terms of DI's standard Maintenance Program, as more particularly described in Exhibit D hereto. DI's standard technical support includes Updates and Upgrades as they become generally commercially available and unlimited access to DI's technical support personnel via telephone and email during normal business hours, Pacific time, for answers to product-related questions.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                       2.

7.   Term and Termination.

(a) Term. The term of each license granted pursuant to Section 1 shall commence at such time as Customer receives from DI the Software and shall be perpetual unless earlier terminated as set forth in Section 7(b).

     (b) Termination. Customer may terminate this Agreement at any time, with or without cause, effective immediately upon written notice to DI. DI may terminate this Agreement, and the licenses granted hereunder, effective immediately upon written notice to Customer, if Customer breaches any material provision of this license and does not cure such breach within fifteen (15) days after receiving written notice thereof from DI.

     (c) Effect of Termination. Upon termination of this Agreement for any reason, any amounts owed to DI under this Agreement before such termination will be immediately due and payable and all licenses granted hereunder will immediately cease, and Customer must promptly discontinue all use of the Software, destroy all copies of the Software in its possession, and certify in writing to DI that it has complied with the foregoing.

8. Limited Warranty. DI represents and warrants to Customer that for a period of ninety (90) days from Delivery (as such term is defined below) of the Software to Customer ("the Warranty Period"), the Software will perform substantially in accordance with its associated End User Documentation. Any written or oral information or advice given by DI dealers, distributors, agents, or employees will in no way increase the scope of this warranty, and the warranty is void to the degree that such failure of the Software is due to modification other than by Docent, abuse, misapplication or accident. If Customer reports a material and reproducible failure of the Software to conform to the Documentation during the Warranty Period, Customer's sole and exclusive remedy and DI's sole obligation to Customer for breach of this warranty shall be that DI will use commercially reasonable efforts to make the Software conform to the associated End User Documentation or, in DI's sole discretion, will refund the License Fee which Customer paid for the non-conforming Software upon Customer's certification that it has destroyed all copies, and ceased all use, of the non-conforming Software. Any replacement Software will be warranted for the remainder of the original 90-day warranty period or for 30 days from the date Customer received the replacement, whichever is longer. For purposes of this Agreement, "Deliver" or "Delivery" means placing the Software by DI in the hands of the carrier of its choice (unless Customer designates a preferred carrier in writing at least five (5) days prior to Delivery, in which case DI shall use the carrier so designated by Customer) and providing such carrier with instructions to deliver the Software to Customer at Customer's facility at Customer's expense and risk of loss.

9. Disclaimer of Warranty. EXCEPT AS SET FORTH IN SECTION 8 ABOVE, DI DISCLAIMS, ON BEHALF OF ITSELF AND ITS SUPPLIERS, ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT. DI DOES NOT WARRANT THAT THE SOFTWARE WILL MEET CUSTOMER'S NEEDS OR THAT IT WILL OPERATE IN COMBINATION WITH SOFTWARE OWNED OR USED BY CUSTOMER (OTHER THAN THE PLATFORM/DATABASE SPECIFIED IN THE END USER DOCUMENTATION).


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                                       3.

10.  Indemnity.

     (a) DI Indemnity. DI shall indemnify and hold Customer harmless from and will defend against any and all judgments, costs and expenses reasonably incurred, including without limitation reasonable attorney's fees of Customer therefor, as a result of any claims, suits, actions, demands and threats (collectively, "claims") related to or arising out of or in connection with claims that the Software infringes any U.S. patent, copyright or trademark, or misappropriates any trade secret, provided, however, that DI shall not indemnify Customer for a Claim based on any alleged infringement arising from (a) additions, changes or modifications to the Software by or on behalf of Customer or its End Users, (b) any incorporation of the Software or any component thereof into any product or process not owned or controlled by DI, (c) any use by Customer or its End Users of any Software subsequent to delivery to Customer of Updates, Upgrades or otherwise superseding versions of such Software or components thereof along with DI's written request to use such update or new version, where Customer or an End User fails to use such Update, Upgrade or otherwise superseding version, or (d) use of the Software other than as permitted by Section 1 hereof. Further, the indemnity set forth in this Section 10 shall not apply unless Customer (i) gives DI prompt notice of any actual or threatened claim of such infringement or misappropriation, (ii) gives control of the defense of such claims to DI, and (iii) cooperates fully, at DI's expense, with DI and its counsel in the defense or settlement thereof. In each instance, at Customer's option Customer and Customer's counsel, may participate in the defense and settlement of such claims unless, in the reasonable opinion of DI or DI's counsel, such participation would impair or otherwise jeopardize DI's attorney-client privilege, confidential information, defense strategy or competitive advantage. In the event that as a result of such claims, the Software or End User Documentation may no longer be used by Customer, then DI shall, as it shall determine in its sole and reasonable discretion, either (1) modify the Software such that it no longer infringes, (2) obtain at DI's cost a license for Customer and its licensed End Users to continue to use the Software, or (3) refund to Customer the pro rata portion of the license fees applicable to the portion of the Software no longer usable by Customer.

     (b) Customer Indemnity. Customer shall indemnify and hold DI harmless from and will defend against any and all judgments, costs and expenses reasonably incurred, including without limitation reasonable attorney's fees of DI therefor, as a result of any claim arising from or in connection with the Customer Content, including but not limited to a determination that the Customer Content infringes any U.S. patent, copyright or trademark, or misappropriates any trade secret; provided, however, that Customer shall not indemnify DI for a claim arising from or relating to the Customer Content if and to the extent that such claim would not have arisen but for the fact that the Customer Content was used with the Software. DI shall (i) give Customer prompt notice of any actual or threatened claim of such infringement or misappropriation, (ii) give control of the defense of such claims to Customer, and (iii) cooperate fully, at Customer's expense, with Customer and its counsel in the defense or settlement thereof. In each instance, at DI's option DI and DI's counsel may participate in the defense and settlement of such claims unless, in the reasonable opinion of Customer or Customer's counsel, such participation would impair or otherwise jeopardize Customer's attorney-client privilege, confidential information, defense strategy or competitive advantage.

11. Limited Liability. IN NO EVENT SHALL DI, ITS SUPPLIERS OR CUSTOMER BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, OR SPECIAL DAMAGES


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                       4.

WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION, OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, OR OTHERWISE ARISING OUT OF THIS AGREEMENT, EVEN IF SUCH PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE AGGREGATE AND CUMULATIVE LIABILITY OF DI, ITS SUPPLIERS OR CUSTOMER, WHETHER IN CONTRACT OR TORT OR OTHERWISE, EXCEED THE AMOUNT OF LICENSE FEES PAID TO DI HEREUNDER, EXCEPT FOR CUSTOMER'S LIABILITY FOR A MATERIAL BREACH OF SUBSECTIONS 2 (D) AND (E) HEREOF.

12. Export. Customer may not download or otherwise export or re-export the Software except in full compliance with all applicable laws and regulations.

13. Benchmark Tests. Customer will not publish to any third parties any performance or benchmark data related to the Software without DI's prior written consent.

14. Notices. All notices permitted or required under this Agreement shall be in writing and shall be by personal delivery, commercial courier, facsimile transmission, or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, delivery by commercial courier, five (5) days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices to DI shall be sent to the address set forth at the end of this Agreement or such other address as DI may specify in writing. Notices to Customer shall be sent to the last address of the Customer in DI's possession, or such other address as Customer may specify in writing.

15. General. Nothing herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties. This Agreement is governed and interpreted in accordance with the laws of the State of California, excluding its conflict of law rules. The United Nations Convention on Contracts for the International Sale of Goods is expressly disclaimed. If any provision of this Agreement shall be deemed invalid by a court of competent jurisdiction, then such provision shall be deemed modified to the minimum extent necessary to make it enforceable, and the validity of the remaining provisions of this Agreement shall not be affected. This Agreement is the entire and exclusive agreement between DI and Customer with respect to the Software and supersedes all prior agreements (whether written or oral) and other communications between DI and Customer with respect to the Software. This Agreement shall not be modified except by a subsequently dated written amendment signed on behalf of Customer and DI by their duly authorized representatives, and any purchase order or other document purporting to supplement the provisions of this Agreement shall be void. This Agreement may not be assigned by either party without the other's prior written consent, which consent shall not be unreasonably withheld or delayed, and any such attempted assignment shall be void and of no effect; provided, however, that either party may assign this Agreement to any successor by merger, consolidation or sale of all or substantially all of its assets without the consent of the other party so long as (i) the assigning party gives written notice to the non-assigning party of such assignment and (ii) any such assignment is not to a direct competitor of the non-assigning party. This Agreement will be binding upon the successors and permitted assigns of the parties and the name of a party appearing herein will be deemed to include the names of such party's successor's and permitted assigns to the extent necessary to carry out the intent of this Agreement.


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                                       5.

16. Acknowledgment. Customer acknowledges that DI incorporates compression code from the Info-ZIP group. There are no extra charges or costs to Customer associated with the use of this code, and the original compression sources are freely available on the Internet from http://www.cdrom.com/pub/infozip/ and
                                      ---------------------------------
ftp://ftp.cdrom.com/pub/infozip/.

In Witness Whereof, the undersigned have caused this Agreement to be executed by their respective authorized representatives.


Docent, Inc.:                       Customer:

/s/ Dave Ellett                     /s/ #####
--------------------------          --------------------------
Authorized Signature                Authorized Signature

Dave Ellett                         #####
--------------------------          --------------------------
Printed Name                        Printed Name

President & CEO                     #####
--------------------------          --------------------------
Title                               Title

3/25/99                             3/24/99
--------------------------          --------------------------
Date                                Date34432 V9/PM


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                       6.

                                   Exhibit A
                                   ---------

                                  DEFINITIONS

"Customer Content" means the course and assessment content developed by or on behalf of Customer and used with the Software.

"End User" means individual users of the Software who access Customer's Courses through Customer's internal network or intranet solely in connection with Customer's own internal training and assessment programs and purposes.

"End User Documentation" means the standard documentation provided by DI to its customers and their end users in connection with their use of the Software, including but not limited to program procedures and descriptions (but excluding descriptions of Source Code and build procedures for Executable Code), procedures for permitted maintenance and modification, testing data and similar written material relating to the design, structure and implementation of the Software, as well as help files and user documentation to allow individual users to use the Software.

"Executable Code" means the fully compiled version of a software program that can be executed by a computer and used by an end user without further compilation

"Software" means the program code (in both Source Code and Executable Code form), any Updates and Upgrades thereto delivered hereunder, and any related End User Documentation, for that certain DI software listed on Exhibit E hereto.

"Source Code" means the human-readable source code version of the Software and all corresponding source documentation, including API specifications, flow diagrams, release notes and build procedures.

"Specifications" means the functions and attributes of the Software as described in the applicable End-User Documentation.

"Updates" means any bug fixes, patches, or other revisions or changes to or modifications of the Software that are made generally available to DI's customers at no additional charge through its standard support and maintenance program which would typically be designated by a change in the version number to the right of the first decimal point, and does not include changes, modifications or new versions that provide additional features, require additional hardware or perform additional functions, or any custom patches, changes or modifications.

"Upgrades" means any new releases of, or revisions or modifications to, the Software which would typically be designated by a change in the version number to the left of the first decimal point, such as those that provide additional features, require additional hardware or perform additional functions not provided or performed by the Software previously licensed to Customer; provided that such Upgrades are made generally by DI to its customers at no additional charge through its standard support and maintenance program.

                                   Exhibit B
                                   ---------

                                    FORM OF
                      AUDITOR'S CONFIDENTIALITY STATEMENT


The undersigned hereby acknowledges and agrees to be bound to the following terms and conditions with respect to any Confidential Information of Wunderman Cato Johnson received or observed while providing auditing services to Docent, Inc. ("Docent") in connection with Docent's rights under the License Agreement dated ___, 1999 by and between Docent and Wunderman Cato Johnson ("Client"):

(a)  Definition.  The term "Confidential Information" shall mean any information
     ----------
disclosed by Wunderman Cato Johnson to Docent or its auditor in connection with audits conducted pursuant to Section 3 of the License Agreement which is in oral, written, graphic, machine readable or other tangible form including but not limited to customer information or lists. Confidential Information may also include information that is disclosed orally, provided that in the case of oral disclosures, such information is designated as confidential at the time of disclosure.

(b)  Obligation.  The undersigned shall treat as confidential all Confidential
     ----------
Information received from Client, shall not use such Confidential Information except as expressly permitted under the License Agreement, and shall not disclose such Confidential Information to any third party (other than Docent) without the prior written consent of Client and Docent. Without limiting the foregoing, the undersigned shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance, but in no event with less than reasonable care, to prevent the disclosure of Confidential Information disclosed to it by Client under this Agreement.

(c)  Exceptions.  Notwithstanding the above, the restrictions of this Auditor's
     ----------
Non-Disclosure Statement shall not apply to information that: (1) was independently developed by employees, contractors or other agents of the undersigned without any use of the Confidential Information of Client; (2) becomes known to the undersigned, without restriction, from a source other than Client without breach of this Auditor's Confidentiality Statement or the License Agreement and otherwise not in violation of Client's rights to the best knowledge of the undersigned; (3) was in the public domain at the time it was disclosed or has come into the public domain through no act or omission of the undersigned, its employees, contractors, agents or representatives; (4) was known to the undersigned, without restriction, at the time of disclosure; or (5) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body, provided, however, that the undersigned shall provide prompt notice thereof to Client and Docent and shall use its reasonable efforts to obtain confidential treatment of such Confidential Information in consultation with Client and Docent.

(d)  Notification.  The undersigned agrees to notify Client promptly in the
     ------------
event of any breach of its security pursuant to which disclosure or misappropriation of Client's Confidential Information might occur. The undersigned shall, upon request of Client or Docent, take all other reasonable steps necessary to recover and prevent the misuse or further disclosure of any misappropriated or disclosed Confidential Information disclosed to or placed in the possession of the undersigned by virtue of this Auditor's Confidentiality Statement or the License Agreement.

(e)  Remedies.  Unauthorized use by the undersigned of Client's Confidential
     --------
Information will diminish the value of such information. Therefore, if the undersigned breaches any of its obligations with respect to confidentiality or unauthorized use of Confidential Information hereunder, Client shall be entitled to equitable relief to protect its interest therein, including but not limited to injunctive relief, as well as money damages.

                                   Exhibit C
                                   ---------

                                  FEE SCHEDULE

Deliverable:            Fee:               Payment Date:            Totals:
------------            ----               -------------            -------

Software license fees
for ##### End Users
(whether or not
using concurrently
or otherwise) as
follows:

     ##### Licenses     $##### each        Effective Date           #####$
     ##### Licenses     $##### each        April 15, 1999           #####$
     #####Licenses      $##### each        June 15, 1999            #####$

                                           Total License Fees:      #####$

Annual Maintenance      $##### per year    Effective Date**         #####$
Fee**

Professional                               Effective Date***        #####$
Services***
                                                                    ______
TOTAL:                                                              #####$


*The Software Licenses shall be invoiced and effective in accordance with the following schedule:

     #####Licenses shall become effective and payment in the aggregate amount of $#####for such licenses shall become due upon the Effective Date.

     ##### Licenses shall become effective and payment in the aggregate amount of $#####for such licenses shall be invoiced upon April 15, 1999.

     The remaining ##### Licenses shall become effective and payment in the aggregate amount of $#####for such licenses shall be invoiced due June 15, 1999.

**The initial maintenance period covered by the initial annual maintenance fee shall be from the Effective Date through and including June 14, 2000; payment for such initial annual maintenance fee shall be due on June 15, 1999. Thereafter, continued participation in Docent's standard support and maintenance program can be purchased in increments of one year at Docent's then standard price charged to similarly situated customers under like circumstances. Payment therefor shall be due on and the period of coverage shall extend for one year commencing upon the date invoiced.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

***Professional Services shall be invoiced and paid in accordance with the terms of the Professional Services Agreement of even date herewith entered into by and between the parties hereto. Client understands that payment of not less than ##### percent (#####%) of the total fees due for the services to be provided under the Professional Services Agreement shall be due and payable upon execution of this Agreement and the Professional Services Agreement.


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                   Exhibit D
                                   ---------

                              MAINTENANCE PROGRAM

The capitalized terms in this Exhibit D shall have the meanings ascribed to them in the License Agreement by and between DI and Customer to which this Exhibit D is attached (the "License Agreement"), unless otherwise expressly defined herein.

Subject to the terms and conditions of the License Agreement and upon receipt of the annual support and maintenance fee of $#####, DI will provide to Customer its standard package of support and maintenance for the Software licensed under the License Agreement for the term of one year commencing upon the date of DI's invoice for such services (the "Maintenance Program"). Provided that Customer is not in breach of the License Agreement, Customer can renew its participation in the Maintenance Program each year during the term of the License Agreement by delivering to DI payment of the then-applicable annual support and maintenance fee charged by DI to like customers for like services under similar circumstances, as determined by DI, on or before the last day of the prior year's Maintenance Program term. The Maintenance Program includes (i) all Updates and Upgrades to the Software (in object code format only) made generally available by DI to its customers during the term of the Maintenance Program and
(ii) unlimited telephone and email access to DI's technical support personnel during normal business hours (weekdays, 8 a.m. to 5 p.m. PST) for issues related to DI Software. Any customization services needed to adapt an Update or Upgrade for any Customer Content or system would be provided at DI's then standard rates for such services charged to like customers for like services pursuant to the terms of the Professional Services Agreement then in place between DI and Customer or, in the event that there is none in effect, DI's then standard form of Professional Services Agreement used with similar customers for like services as determined by DI.

In addition to agreeing to pay the annual fee for participation in the Maintenance Program, Customer agrees to install and implement promptly any and all Updates supplied to it by DI and deemed by DI to be necessary in order for the Software or Customer Content not to infringe the copyrights or other proprietary rights of third parties, and not to use the Software thereafter without such Updates or Upgrades.

Customer Support Hotline: #####
Email Address: techsup@docent.com
               ------------------


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                   Exhibit E
                                   ---------

                                DOCENT SOFTWARE

Docent(TM) Enterprise 3.0

[DOCENT LOGO AND LETTERHEAD]



April 13, 1999


Ms. #####
     #####
Wunderman Cato Johnson
675 Avenue of the Americas
New York, NY 10010-5104

Dear #####:

This letter shall amend the License Agreement dated March 25, 1999 between Wunderman Cato Johnson and Docent, Inc. to modify the schedule for the purchase of the software licenses and payment of annual maintenance fees as follows:

Licenses for ##### named users purchased on March 25, 1999;
Licenses for ##### additional named users shall be purchased on June 15, 1999; Licenses for ##### additional named users shall be purchased on August 15, 1999; and Annual Maintenance Fee of $##### shall be due on August 15, 1999.

This annual maintenance fee will cover the period from contract signing through August 14, 2000.

Please indicate your agreement to this modification by signing below and returning a copy of this letter to me. Please call me if you have any questions about the contract or this amendment.

Sincerely,


/s/ Julia A. O'Connor

Julia A. O'Connor
Vice President and Chief Financial Officer

cc:  P. Bradley

Agreed to:


By:          /s/ #####
   ------------------------

Name:        /s/ #####                   Date:    4/19/99
     ----------------------                       -------


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                            MASTER LICENSE AGREEMENT

                               MODIFICATION NO. 2
                                    Between
                              DOCENT, INCORPORATED
                                      AND
                   IMPIRIC (formally Wunderman Cato Johnson)


THIS MODIFICATION effective March 29 2000 (the "Effective Date") is made by and incorporated into the Master License Agreement dated April 13, 1999 between DOCENT, INC. and IMPIRIC. This Modification incorporates the following changes:

NAME CHANGE:

     Delete:      Wunderman Cato Johnson

     Insert:      Impiric

EXHIBIT C:   "FEE SCHEDULE"

     Delete:      Professional Services       $#####

     Insert:      Professional Services       $#####

     Delete:      Total Fees                  $#####

     Insert:      Total Fees                  $#####

The above modification is based on the terms contained in the attached letter sent to Mr. #####, by Dave Ellett, President of Docent.

The Terms and Conditions contained in the Master Vendor Agreement and this Modification represents the entire understanding of the parties.

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be executed by their authorized representatives.

The Effective Date of this Modification shall be March 29, 2000.

         Impiric                                  Docent, Incorporated


By:         /s/ #####                        By:     /s/ Dave Ellett
   -----------------------                      -------------------------

Name:     #####                              Name:   Dave Ellett
     ---------------------                        -----------------------

Title:    #####                              Title:  President
      --------------------                         ----------------------

Date:     March 29, 2000                     Date:   March 29, 2000
      --------------------                        -----------------------


##### CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION